Final Version

FOURTH AMENDMENT TO
INVESTMENT AGREEMENT

This Fourth Amendment to Investment Agreement (“Amendment”) is made as of the 3rd day of May 3, 2011 by and between Desert Hawk Gold Corp., a Nevada corporation (the “Company”), and DMRJ Group I LLC, a Delaware limited liability company (the “Investor”).

BACKGROUND

A.           The Company and the Investor are parties to a certain Investment Agreement, dated as of July 14, 2010, as amended by the Amendment and Waiver dated as of November 8, 2010, the Second Amendment (the “Second Amendment”), dated as of February 25, 2011, and the Third Amendment (the “Third Amendment”), dated as of March 11, 2011 (as further modified or amended from time to time, the “Investment Agreement”) pursuant to which, among other things, Investor has made available to the Company a senior secured term loan credit facility of up to $6,500,000.  All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Investment Agreement.

B.           On March 6, 2011, the Company and the Investor entered into a Forbearance Agreement pursuant to which the Investor agreed to forbear for a limited period of time from exercising its rights and remedies with respect to an event of default by virtue of the Company’s failure to make a mandatory prepayment as required under the Investment Agreement (the “Prepayment Default”).

C.           The Company has made good faith efforts to obtain the Environmental Permits and Mining Permits necessary to engage in and conduct the Kiewit Mining Activities and has informed the Investor of the status of the permit applications on a continuous basis but the Company has been unsuccessful in obtaining such permits and as such the Company has not satisfied the Kiewit Milestones.

D.           Pursuant to the Second Amendment and the Third Amendment the Investor agreed to permit the Company to receive a Term Loan Advances in the amount of $125,000 and $500,000, respectively, notwithstanding that it had not satisfied the conditions for a Kiewit Advance.

E.           On March 1, 2011, March 11, 2011 and April 4, 2011 the Investor advanced an aggregate of $375,000, representing an aggregate principal amount of $441,177 of Term Loan Advances, including $66,177 of prepaid interest as required by Section 2.03(a)(i) of the Investment Agreement.

F.           The parties acknowledge that as of the date hereof, the Kiewit Milestones have not been achieved and no Kiewit Advances contemplated by Section 2.01(iv) have been made by the Investor to the Company.

G.           The parties now wish to further amend the Investment Agreement to permit the Company to receive in the aggregate, including remaining amounts previously permitted pursuant to the Third Amendment, funds of up to $625,000 pursuant to the Investment Agreement, representing an aggregate principal amount of $735,295 of Term Loan Advances, including $110,295 of prepaid interest as required by Section 2.03(a)(i) of the Investment Agreement, notwithstanding that it has still not satisfied the conditions for a Kiewit Advance, and to replace the mandatory prepayment requirements of Section 2.05(b)(i) of the Investment Agreement with the repayment requirements set forth in this Amendment.

NOW, THEREFORE, with the foregoing Background incorporated by reference herein and made a part hereof, and in consideration of the premises and other good and valuable consideration, the receipt to which is hereby acknowledged, and pursuant to the provisions of Section 9.01 of the Investment Agreement, the parties hereby agree as follows:

1.            Amendments.

(a)           Upon the terms and conditions contained herein, the Company shall be permitted to request, and upon the delivery of a duly completed Borrowing Notice to the Investor in connection herewith, the Investor may make, in its sole and absolute discretion, one or more Term Loan Advances in the aggregate principal amount of up to $735,295, including (i)$110,295 of prepaid interest as required by Section 2.03(a)(i) of the Investment Agreement and (ii) any remaining amounts previously permitted under the Third Amendment, without satisfying the provisos contained in clauses (ii) and (iv) in the first sentence of Section 2.01 (the “April Term Loan Advances”).  The April Term Loan Advances shall reduce the funds available under Section 2.01(iv) to $1,750,000 (plus such additional amount of any Term Loan Advance as shall be necessary to pay in full all prepaid interest then due and payable pursuant to Section 2.03(a)(i) of the Investment Agreement).    The April Term Loan Advances shall not be deemed to be Kiewit Advances and as such the provision of Sections 2.02(vi), 2.05(b), 2.09, and 3.02(d) shall not apply to the April Term Loan Advances. Repayment by the Company of the Yellowhammer Advance, the funds provided under the Second Amendment, the Third Amendment and the April Term Advances will begin June 30, 2012 and will be made pursuant to that certain amortization schedule attached hereto as Exhibit A in place of the mandatory prepayments required pursuant to Section 2.05(b)(i) of the Investment Agreement.

(b)           At least 10 days but not more than 30 days before (i) the date on which any of the amounts set forth on Exhibit A is due or (ii) the Company making any prepayment to the extent such prepayment is permitted pursuant to the Investment Agreement or any amendment thereto, the Company shall provide written notice to the Investor advising the Investor of any such amount becoming due pursuant to Exhibit A or of the Company’s intention to make any prepayment. Unless such notice is provided as set forth herein, the Investor’s right to convert the Convertible Amount or any part thereof shall survive (x) the due date for payment or any of the Company’s Indebtedness under the Investment Agreement, as amended or any (y) prepayment of any Indebtedness purported to be made by the Company.

(c)           The net proceeds from the April Term Loan Advances shall be used by the Company for working capital and ordinary course general corporate purposes not inconsistent with or prohibited by any covenant in the Transaction Documents.

2.            Mandatory Prepayment. In the event of consummation of an equity financing transaction or a number of equity financing transactions (which may or may not be related) resulting in aggregate Net Proceeds to the Company, excluding proceeds from the conversion of the Convertible Amount (herein defined), of more than $3,000,000 (the “Threshold Amount”), the Company shall provide the Investor prompt notice of the consummation of any such equity financing. At the option of the Investor exercisable by the Investor sending a written notice to the Company, the Company shall pay the investor an amount equal to 25% of that portion of the Net Proceeds which is in excess of the Threshold Amount, within 10 days of the Investor providing such written notice of the Investor’s exercise of such option. Any amount paid pursuant to this Section 2 shall be applied as follows:

(a)           first to pay off and satisfy any Indebtedness owed with respect to the amounts previously provided pursuant to the Second Amendment, the Third Amendments and the April Term Loan Advances, until all such Indebtedness shall have been fully paid and discharged; and

(b)           then, to pay off and satisfy any Indebtedness owed pursuant to the Yellowhammer Advances, until all such Indebtedness shall have been fully paid and discharged.

For purposes of this Amendment, “Net Proceeds” shall mean the gross cash proceeds received by the Company in any such equity financing less any documented, out-of-pocket expenses associated with the negotiation, execution and delivery of such transaction (including reasonable attorney’ and other experts’ fees and expenses); provided, however, that any payment made pursuant to the terms of or in connection with any equity financing transaction in satisfaction of the Company’s indebtedness to any third party, or payment to any officer, director or employee of the Company will have not have the effect of reducing the Net Proceeds.

3.            Conversion.

(a)           The Yellowhammer Advance plus all accrued and unpaid interest thereon at the time of any conversion (the “Yellowhammer Convertible Amount”) may be converted at the option of the Investor, at any time and from time to time, into such number of shares of Series A-1 Convertible Preferred Stock, par value $0.001 per share of the Company (the “Series A-1 Shares”) determined by dividing the Yellowhammer Convertible Amount, or such portion thereof sought to be converted by the Investor, by ten (10) times the Series A-1 Conversion Price, effective immediately prior to such conversion.  For example, if the Deemed Series A-1 Issuer Price (as defined in the Certificate of Designations) for the Series A-1 Shares were $0.70, the Series A-1 Conversion Price were $0.70, and the Yellowhammer Convertible Amount being converted were $1,000,000, the Investor would receive 142,857 shares of Series A-1 Shares, which would be immediately convertible into 1,428,571 shares of Common Stock.

(b)            The (i) April Term Loan Advances, plus (ii) the amounts advanced to the Company pursuant to the Second Amendment and the Third Amendment, plus, in each case, all accrued and unpaid interest thereon at the time of any conversion (together, the “Additional Convertible Amount” and together with the Yellowhammer Convertible Amount, the “Convertible Amount” ) may be converted at the option of the Investor, at any time and from time to time,  into such number of shares of Series A-2 Convertible Preferred Stock, par value $0.001 per share of the Company (the “Series A-2 Shares”) determined by dividing the Additional Convertible Amount, or such portion thereof sought to be converted by the Investor, by ten (10) times the Series A-2 Conversion Price, effective immediately prior to such conversion. The Series A-1 Shares and the Series A-2 Shares issuable upon conversion as provided in this Section 3 are hereinafter referred to as the “Conversion Shares”.

(c)           The Series A-1 Shares and the Series A-2 Shares will have such rights, preferences and privileges set forth in that certain Certificate of Designations, Preferences and Rights of Series A-1 and A-2 Convertible Preferred Stock of Desert Hawk Gold Corp. (the “Certificate of Designations”), a copy of which is attached hereto as Exhibit B.  The “Series A-1 Conversion Price” and the “Series A-2 Conversion Price” shall have the meanings give to such terms in the Certificate of Designations and will be adjusted as provided herein.

(d)           Mechanics of Conversion.

(i)           The Investor shall give written notice (a “Conversion Notice”) of its intention to convert all or any portion of Yellowhammer Convertible Amount or the Additional Convertible Amount, as the case may be, setting forth the amount to be converted, and the type of securities (i.e. Series A-1 Shares or Series A-2 Shares) into which any such amount is to be converted.

(ii)           Upon receipt of the Conversion Notice, the Company shall promptly, but in no event more that 3 business days after receiving a Conversion Notice,  issue and deliver to the Investor at the address specified by the Investor, a certificate or certificates representing the Conversion Shares duly executed by an officer of the Company as required by applicable law. Conversion Shares shall be issued in the name of the Investor or such person as designated by the Investor.

(iii)           Any conversion pursuant to this Section 3 shall be deemed to have been made immediately after the close of business on the day in which the Conversion Notice shall have been received by the Company (the “Conversion Date”), and the Investor or any holder of the Conversion Shares shall be treated for all purposes as the record holder of the Conversion Shares as of such date and time.  No fractional shares will be issued and any portion of the amount converted hereunder attributable to any such unissued fractional share shall be refunded in cash to the Investor.

(e)           For so long as all or any portion of the Convertible Amount remains outstanding, the Company shall reserve and keep available out of its authorized but unissued Capital Stock solely for the purpose of providing for the conversion of the Convertible Amount such number of Series A-1 Shares and Series A-2 Shares as shall from time to time equal the number of shares sufficient to permit the full conversion of the Convertible Amount as provided herein. The Company agrees that all Conversion Shares issued upon due conversion of the Convertible Amount shall be, at the time of delivery of the certificates for such Conversion Shares, duly authorized, validly issued, fully paid and non-assessable shares of Capital Stock of the Company.

4.            Issuance of Series A-2 Shares. At the Effective Time (herein defined), the Company shall issue to the Investor 100,000 Series A-2 Shares, having such rights, preferences and privileges set forth in the Certificate of Designations.

5.            Negotiations of NSR Rates. The Company covenants and agrees that from and after the Effective Time, it shall exercise its best efforts to reduce or otherwise restructure the net smelting royalty rates payable pursuant to the Moeller Lease and the Clifton Lease such that the same are satisfactory to the Investor.

6.            Representations and Warranties.  Company represents, warrants and covenants to Investor that:

(a)           All warranties and representations made to the Investors under the Investment Agreement and the Transaction Documents are true and correct as to the date hereof unless they specifically relate to an earlier date in which case they shall be true and correct as of such date, other than as set forth on the disclosure schedules (the “Updated Disclosure Schedules”) attached hereto (the numbers of which shall correspond to the numbers of the disclosure schedules to the Investment Agreement).

(b)           The Company has the requisite corporate power and authority to enter into and perform this Amendment in accordance with the terms hereof.  The execution, delivery and performance of this Amendment by the Company and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, no further consent or authorization of the Company, its Board of Directors, stockholders or any other third party is required.  When executed and delivered by the Company, this Amendment shall constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application

(c)           The execution by the Company and delivery to the Investor of this Amendment (i) is not and will not be in contravention of any order of any court or other agency of government, any law or any other indenture or agreement to which the Company is a party or the organizational documents of the Company (ii) is not or will not be in conflict with, or result in a breach of, or constitute (with due notice and/or passage of time) a default under any such indenture, agreement or undertaking, and (iii) will not result in the imposition of any lien, charge, encumbrance of any nature on any property of the Company

(d)           No Default or Event of Default exists or has occurred and is continuing as of the date of this Amendment other than the Prepayment Default.

(e)           The Company’s authorized capital stock consists of (i) 100,000,000 shares of Common Stock, par value $0.001, of which 7,611,411 shares are issued and outstanding, 2,388,333 shares of Common Stock (the “Option Shares”) are granted or reserved for issuance pursuant to the Company’s 2008 Stock Option Plan, and no shares are held as treasury shares; and (ii) 10,000,000 shares of Preferred Stock of which (A) 958,033 shares are designated as shares of Series A Preferred Convertible Preferred Stock, par value $0.001 (the “Series A Shares” and together with the Series A-1 Shares and Series A-2 Shares the “Preferred Shares”), all of which are issued and outstanding; and (B) at the Effective Time (1) 2,500,0000 shares will be designated as Series A-1 Shares none of which will be issued outstanding and (2) 1,000,000 shares will be designated as Series A-2 Shares 100,000 of which will be issued outstanding.  All of the (v) outstanding shares of Common Stock and (w) Series A Shares are duly authorized and validly issued, fully paid and nonassessable. All of the (x) Series A-2 Shares when issued at the Effective Time, (y) Series A-1 Shares and Series A-2 Shares issuable upon any conversion of the of the Convertible Amount or any part thereof and (z)  shares of Common Stock issuable upon conversion of the Preferred Shares will be, upon issuance or conversion thereof, duly authorized and validly issued, fully paid and nonassessable.  All of the outstanding Capital Stock and other securities in the Company (including, when issued at the Effective Time, the Series A-2 Shares) (1)  are owned, and with respect to the Series A-2 Shares will, when issued at the Effective Time, be owned by the Persons in the amounts specified on the Updated Disclosure Schedules, and (2) were offered, and with respect to the Series A-2 Shares will, when issued at the Effective Time, be issued and sold in accordance with the registration or qualification provisions of the Securities Act and any relevant state securities laws or pursuant to valid exemptions therefrom and the Company has not violated any other applicable federal or state securities laws in connection with such offer, issuance and sale.  Except as provided in the Updated Disclosure Schedules, there are not outstanding any options, warrants, rights (including conversion or preemptive rights or rights of first refusal), proxy or shareholder agreement (to the extent known to the Company) or other agreements for the purchase or acquisition from the Company of any shares of its Capital Stock or any stock appreciation rights or similar rights.

(f)           It has not paid, and shall not pay, to the Investor or any third party and has not received, and shall not receive, from the Investor or any third party, any commissions or other remuneration, directly or indirectly, for the solicitation of the conversion contemplated herein or in any document executed or adopted in connection herewith.

7.            Effectiveness Conditions.  This Amendment shall be effective (the “Effective Time”) upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to Investor and Investor’s counsel):

(a)           execution and delivery by Company to Investor of this Amendment;

(b)           delivery of by the Company to the Investor of one (1) or more certificates, duly executed by the Company, representing the number of the duly and validly issued Series A-2 Shares;

(c)           the Certificate of Designations shall have been duly filed with the office of the Secretary of State of the State of Nevada on or prior to the Effective Date;

(d)           delivery by Company to the Investor of a secretary’s certificate, dated as of the Effective Time, as to (i) the resolutions adopted by the Board of Directors approving the transactions contemplated hereby, approving and adopting the Certificate of Designations and setting the number of the Company’s directors at seven (7) of which two (2) members shall be designated by the holders of the Preferred Shares (ii) the Articles of Incorporation and the Bylaws of the Company, each as in effect as of the Effective Time, and (iii) the authority and incumbency of the officers of the Company executing this Amendment and any other documents required to be executed or delivered in connection therewith;

(e)           the consent of the holders of the Series A Shares for the adoption of the Certificate of Designations and the waiver , by such holders, of their preemptive rights with respect to the issuance of the Series A-2 Shares and the Conversion Shares and to any shares of Common Stock issuable upon conversion thereof;

(f)           execution and delivery by the Company of a Registration Rights Agreement substantially in the form attached hereto as Exhibit C;  and

(g)           execution and/or delivery by Company of all agreements, instruments and documents requested by Investor to effectuate and implement the terms hereof and the terms of any document or instrument referenced hereby or to be executed hereunder.

8.            Expenses.  The Company shall pay any and all costs, fees and expenses of Investor (including without limitation, attorneys’ fees) in connection with this Amendment and the transaction contemplated hereby.

9.            No Waiver.  The Investor reserves all of its rights and remedies arising with respect to any and all defaults or events of defaults under the Transaction Documents that may be in existence on the date hereof, regardless of whether such defaults or events of default have been identified, or which may occur in the future, except for the failure to make the mandatory prepayment on April 7, 2011, pursuant to Section 2.05(b)(i) of the Investment Agreement which, subject to compliance with the repayment requirement of this Amendment, is hereby waived.  Other than as provided in the recitals of this Amendment, the Investor has not modified, is not waiving and has not agreed to forbear in the exercise of, any of its present or future rights and remedies.  No action taken or claimed to be taken by the Investor will constitute such a waiver, modification or agreement to forbear.

10.           Ratification of Investment Documents.  Except as expressly set forth herein, all of the terms and conditions of the Investment Agreement and Transaction Documents are hereby ratified and confirmed and continue unchanged and in full force and effect.  All references to the Investment Agreement shall mean the Investment Agreement as modified by this Amendment.

11.           Confirmation of Indebtedness.   The Company confirms and acknowledges that as of the date hereof, the Company was indebted to Investor without any deduction, defense, setoff, claim or counterclaim, of any nature, in the aggregate principal and interest in the amount of $3,970,588 plus all fees, costs and expenses incurred to date in connection with the Investment Agreement and the other Transaction Documents.

12.           Collateral.  Company hereby confirms and agrees that all security interests and liens granted to Investor pursuant to the Transaction Documents continue in full force and effect and shall continue to secure the Obligations (as defined in the Security Agreement), including all liabilities and obligations (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that are now or may be hereafter contracted or acquired, or owing, under the Note and any other instruments, agreements or other documents executed and/or delivered in connection herewith or therewith, in each case, whether now or hereafter existing, voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Investor as a preference, fraudulent transfer or otherwise as such obligations may be amended, supplemented, converted, extended or modified from time to time.

13.           Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction.  This Amendment shall not be interpreted or construed with any presumption against the party causing this Amendment to be drafted.

14.           Signatories.  Each individual signatory hereto represents and warrants that he or she is duly authorized to execute this Amendment on behalf of his or her principal and that he or she executes the Amendment in such capacity and not as a party.

15.           Duplicate Originals.  Two or more duplicate originals of this Amendment may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument.  This Amendment may be executed in counterparts, all of which counterparts taken together shall constitute one completed fully executed document.  Signature by facsimile or PDF shall bind the parties hereto.

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IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first above written.

Company:	DESERT HAWK GOLD CORP

	By:	/s/ Rick Havenstrite
Name: Rick Havenstrite
Title: President

Investor:	DMRJ GROUP I LLC

	By:	/s/Daniel Small
Name: Daniel Small
Title: M.D.

[SIGNATURE PAGE TO FOURTH AMENDMENT]

Exhibit A

Amortization Schedule

Date	Yellow Hammer Advances	Bridge Advances	Total
6/30/2012	1,147,403	402,597	1,550,000
9/30/2012	2,180,065	764,935	2,945,000
12/31/2012	1,014,520	355,972	1,370,492

Exhibit B

Certificate of Designations

[Filed as Exhibit 3.1 of the Companies Report on Form 8-K dated May 3, 2011]

Exhibit C

Registration Rights Agreement

[Filed as Exhibit 4.1 of the Companies Report on Form 8-K dated May 3, 2011]